SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 10, 2002
Date of Earliest Event Reported: October 4, 2002

OpenTV Corp.
(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands
(State or Other Jurisdiction of Incorporation)

001-15473	98-0212376
(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Middlefield Road
Mountain View, CA 94043
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 429-5500

The following financial statements and pro forma financial information are being provided in connection with OpenTV Corp.’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on October 21, 2002.

Item 7.    Financial Statements and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The historical financial information required by this Item 7(a) is filed as Exhibits 99.1 and 99.2.

(b)	PRO FORMA FINANCIAL INFORMATION

The pro forma financial information required by this Item 7(b) is filed as Exhibit 99.3.

(c)	EXHIBITS.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Wink Communications, Inc. Audited Consolidated Financial Statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 (Predecessor Company)

99.2
Wink Communications, Inc. Unaudited Condensed Consolidated Financial Statements, for the Successor Company, as of September 30, 2002 and for the one month ended September 30, 2002 and, for the Predecessor Company, as of December 31, 2001 and for the eight months ended August 31, 2002 and the nine months ended September 30, 2001

99.3	OpenTV Corp. Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2002 and for the nine months ended September 30, 2002 and the year ended December 31, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 10, 2002

OPENTV CORP.

By:	/s/ CRAIG M. WAGGY
Name: Title:	Craig M. Waggy Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Wink Communications, Inc. Audited Consolidated Financial Statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 (Predecessor Company)

99.2
Wink Communications, Inc. Unaudited Condensed Consolidated Financial Statements, for the Successor Company, as of September 30, 2002 and for the one month ended September 30, 2002 and, for the Predecessor Company, as of December 31, 2001 and for the eight months ended August 31, 2002 and the nine months ended September 30, 2001

99.3	OpenTV Corp. Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2002 and for the nine months ended September 30, 2002 and the year ended December 31, 2001